UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2013

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001–33274	20–5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

(440) 808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 16, 2013, TravelCenters of America LLC, a Delaware limited liability company (the “Company”), completed its previously announced acquisition of all of the issued and outstanding membership units of Girkin Development, LLC, a Kentucky limited liability company that owns a total of 31 convenience stores in Kentucky and Tennessee, for an aggregate purchase price of approximately $67.9 million, including closing costs and customary working capital adjustments.  The purchase price remains subject to a customary post-closing adjustment based on the final working capital balance, but the Company expects that the amount of any such adjustment will not be material.

A copy of the press release issued on December 17, 2013 announcing the completion of the acquisition is attached hereto as Exhibit 99.1.

Item 9.01.  Exhibits.

(d) Exhibits

99.1                                                     Press release dated December 17, 2013

Cautions Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws.  These forward-looking statements are based upon the Company’s current intent, beliefs and expectations but they are not guaranteed to occur and may not occur for various reasons.  For example, this Current Report on Form 8-K states that the purchase price the Company paid in this transaction is subject to a customary post-closing adjustment based on the final working capital balance, but that the Company expects that any such adjustment will not be material.  However, the amount of any such adjustment may be material.  Results that differ from those stated or implied by the Company’s forward-looking statements in this Current Report on Form 8-K may be also caused by other reasons as described in the Company’s periodic reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and the Company’s Quarterly Reports on Form 10-Q for the periods ending March 31, June 30 and September 30, 2013, in sections of those reports titled “Warning Regarding Forward Looking Statements” and “Risk Factors” and elsewhere in those reports.  Investors are cautioned not to place undue reliance upon forward-looking statements in this Current Report on Form 8-K.  Except as may be required by applicable law, the Company does not undertake any obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

	By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer

Dated: December 17, 2013

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated December 17, 2013